Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA

Supplement to:

Designer Annuity

Prospectus Dated May 1, 2010

and Statement of Additional Information ("SAI")

Supplement Dated May 1, 2019

1.       Subaccount underlying portfolios available as variable investment options for your Policy are:

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
The Alger Portfolios	Fred Alger Management, Inc.
Alger Large Cap Growth Portfolio, Class I-2	Long-term capital appreciation.
Alger Mid Cap Growth Portfolio, Class I-2	Long-term capital appreciation.
Calvert Variable Products, Inc. *	Calvert Research and Management
Calvert VP EAFE International Index Portfolio, Class I	Index: MSCI EAFE Index.
Calvert Variable Series, Inc. *	Calvert Research and Management
Calvert VP SRI Balanced Portfolio, Class I	Total return.
Calvert VP SRI Mid Cap Portfolio	Long-term capital appreciation.
DWS Investments VIT Funds	DWS Investment Management Americas, Inc.
DWS Equity 500 Index VIP**, Class A – Northern Trust Investments, Inc. ("NTI")	To replicate, as closely as possible, the S&P 500® Index.
DWS Small Cap Index VIP, Class A – NTI	To replicate, as closely as possible, the Russell 2000® Index.
Fidelity® Variable Insurance Products ***	Fidelity Management & Research Company
Fidelity® VIP Contrafund® Portfolio, Service Class 2 (2,3)	Seeks long-term capital appreciation.
Fidelity® VIP Equity-Income Portfolio, Service Class 2 (2,3)	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.**
Fidelity® VIP Government Money Market Portfolio, Initial Class (1,3)	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP High Income Portfolio, Service Class 2 (2,3)	Seeks a high level of current income, while also considering growth of capital.
Subadvisers: (1) Fidelity Investments Money Management, Inc.; (2) FMR Co., Inc; and (3) other investment advisers serve as sub-advisers for the fund.
Franklin Templeton Variable Insurance Products Trust	Templeton Investment Counsel, LLC
Templeton Foreign VIP Fund, Class 2	Seeks long-term capital growth.
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Mid Cap Growth Portfolio, Class I	Seeks growth of capital.
Neuberger Berman AMT Short Duration Bond Portfolio, Class I	Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.
Neuberger Berman AMT Sustainable Equity Portfolio, Class I	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance criteria.
Oppenheimer Variable Account Funds	OFI Global Asset Management, Inc.
Oppenheimer Capital Appreciation Fund/VA, Non-Service Shares – OppenheimerFunds, Inc.	Seeks capital appreciation.
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares – OppenheimerFunds, Inc.	Seeks capital appreciation.
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares – OppenheimerFunds, Inc.	Seeks total return.
Oppenheimer Main Street® Fund/VA, Non-Service Shares – OppenheimerFunds, Inc.	Seeks capital appreciation.
VanEck VIP Trust	Van Eck Associates Corporation
VanEck VIP Global Hard Assets Fund, Initial Class	Long-term capital appreciation by investing primarily in hard asset securities. Income is secondary.

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*	Prior to December 31, 2016, these funds, the funds' previous investment adviser, and the funds' previous underwriter were part of Ameritas Mutual Holding Company ("Ameritas"), the ultimate parent of Ameritas Life. The funds are no longer affiliated with Ameritas, and the current investment adviser and current underwriter are not affiliated with Ameritas.
***	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.
***	FIDELITY and Contrafund are registered service marks of FMR LLC. Used with permission.

2.       The following language is added to your prospectus:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from Ameritas Life Insurance Corp. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by:

  Calling our Customer Service Center at 800-745-1112, option 2, or

  Visiting ameritas.com and following these instructions:
•	Click on Account Access in the top right corner.
•	Select Life/Annuities/Disability and click Client Login.
•	If you are already registered for Account Access:

o  Click on your variable policy number;

o	Select the Electronic Consent tab and click Accept to indicate your preference for electronic information.
•	If you are not already registered:
o	Select Register Now and follow the simple registration prompts. You’ll need your policy number, Social Security Number or tax identification number, and date of birth.
o	Select the Electronic Consent tab and click Accept to indicate your preference for electronic information.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our Customer Service Center at 800-745-1112, option 2. Your election to receive reports in paper will apply to all portfolio companies available under your policy.

3.       Disclosure relating to Portfolio Company Operating Expenses is revised to include the following:

Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services. More detail concerning each portfolio company's fees and expenses is contained in the prospectus for each portfolio company.

4.       The Calculation of Performance section of your SAI is revised to replace the references to specific fee deductions reflected in the Standardized Performance Reporting and Yields subsections with a statement that all recurring fees that are charged to Policy owners are reflected in such returns or yields.

5.       Please see the fund prospectuses for more information about subaccount underlying portfolios, including portfolio operating expenses for the year ended December 31, 2018.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

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